LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                             ENDED JULY 31, 1999

SEEKS TO PROVIDE A GUARANTEED RETURN OF INVESTMENT ON THE DESIGNATED MATURITY DATE TO INVESTORS WHO REINVEST ALL DIVIDENDS AND HOLD THEIR SHARES TO THE MATURITY DATE, AND SEEKS TO PROVIDE A TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME

Kemper Target Equity Fund
Kemper Worldwide
2004 Fund

     "... Our goal is to provide shareholders strong, risk-adjusted returns. We remain particularly focused on Europe and Japan, concentrating on opportunities created by the economic renewal in those markets.  ..."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
9
Country Concentrations
10
Largest Holdings
11
Portfolio of Investments
17
Report of Independent Auditors
18
Financial Statements
20
Notes to Financial Statements
23
Financial Highlights

--------------------------------------------------------------------------------
AT A GLANCE
--------------------------------------------------------------------------------
ABOUT YOUR REPORT
PLEASE NOTE THAT ON JUNE 1, IRENE CHENG BECAME LEAD PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. IRENE JOINED SCUDDER KEMPER INVESTMENTS IN 1993 AND HAS BEEN MANAGING INTERNATIONAL ASSETS FOR SIX YEARS. HER EXPERTISE INCLUDES A CAREER IN PRIVATE EQUITY INVESTING, EQUITY ANALYSIS AND IN CORPORATE FINANCE. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN MBA FROM HARVARD BUSINESS SCHOOL.

--------------------------------------------------------------------------------
 KEMPER WORLDWIDE 2004 FUND
 TOTAL RETURN*
--------------------------------------------------------------------------------

 FOR THE YEAR ENDED JULY 31, 1999 (UNADJUSTED FOR ANY SALES CHARGE)


--------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND                 1.12%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                                     AS OF     AS OF
                                    7/31/99   7/31/98
--------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND      $10.32    $11.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 DURING THE YEAR ENDED JULY 31, 1999, KEMPER WORLDWIDE 2004 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                   INCOME     SHORT-TERM     LONG-TERM
                  DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
    KEMPER
    WORLDWIDE
    2004 FUND      $0.42        $0.09          $1.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TERMS TO KNOW
--------------------------------------------------------------------------------

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars it takes more of the foreign currency to purchase U.S. dollars.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

NARROW MARKET Describes a stock market environment where only a few stocks perform strongly, while the majority struggle. In contrast, in a broad market, overall market gains are driven by a larger group of stocks.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

  In a widely anticipated move, the Federal Reserve Board raised its key interest rate -- the overnight bank lending rate -- by one quarter of a point (0.25%) in August in an effort to slow the U.S. economy and keep inflation under control. The rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation.

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. Talk of a second rate hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another, and speculation about another hike became reality at the August 24 Fed meeting.

  Many investors are frustrated by a rate hike when there are no signs of inflation, but Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its August 24 rate hike, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per year without generating inflation. Actual 1998 GDP growth was
4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August was only "taking back" some of what it gave last year.

  Clearly, then, Fed raised interest rates to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Although many economic analysts have moved past the August 24 rate hike and are now speculating about what the Fed will do at its October 5 meeting, the August rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                               NOW (8/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                               -------------           ------------            ----------            -----------
    10-year Treasury rate 1                         5.94                   5.00                   5.34                   6.30
    Prime rate 2                                    8.06                   7.75                   8.50                   8.50
    Inflation rate 3*                               2.00                   1.60                   1.68                   2.16
    The U.S. dollar 4                              -6.36                  -1.53                   8.17                  10.10
    Capital goods orders 5*                        11.84                   5.11                   3.05                  10.30
    Industrial production 5*                        3.58                   1.55                   2.71                   5.59
    Employment growth 6*                            2.17                   2.37                   2.67                   2.39


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF 7/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF SCUDDER KEMPER INVESTMENTS ECONOMICS GROUP AS OF AUGUST 27, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CHENG PHOTO]

IRENE CHENG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. PRIOR TO JOINING THE COMPANY, HER CAREER ENCOMPASSED PRIVATE EQUITY INVESTING, EQUITY ANALYSIS AS WELL AS CORPORATE FINANCE. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN MBA FROM HARVARD BUSINESS SCHOOL.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE ANNUAL PERIOD ENDED JULY 31, 1999, KEMPER WORLDWIDE 2004 FUND WEATHERED SOME DIFFICULT PERIODS IN INTERNATIONAL EQUITY MARKETS THAT WERE FOLLOWED BY RECOVERIES OF RECENT MARKET LAGGARDS. A CHANGE IN LEAD PORTFOLIO MANAGEMENT DROVE A REPOSITIONING OF THE PORTFOLIO TO INCLUDE GREATER FOCUS ON A REBOUNDING JAPAN AND ON THE STRENGTH OF CYCLICAL STOCKS. FOLLOWING, MANAGEMENT DISCUSSES THESE CHANGES AND THE COURSE OF INTERNATIONAL MARKETS.

Q      LET'S START WITH AN OVERVIEW OF THE EVENTS THAT IMPACTED GLOBAL MARKETS
DURING THIS 12-MONTH PERIOD.

A      The fund began its fiscal year in August 1998, one of the most turbulent months for global markets. In late August, Russia defaulted on its debt, sending shock waves across the global economy. Investors were already jittery about the economic strength of Asia, Brazil and Latin America; news of Russia's default unleashed a steep global market correction.

  The Federal Reserve Bank stepped in quickly, cutting interest rates to stimulate economic growth. Other countries followed suit. Leading nations came together and developed plans to shore up the sagging economies.

  These quick and cohesive actions by the Federal Reserve Bank were well received by investors, and global markets began to come back in the fourth quarter of 1998. Yet, not all types of stocks fared equally well. Because investors remained nervous about global market volatility, they tended to gravitate toward stocks that offered the perception of stability. These were typically large-cap, household-name companies. Markets were unusually narrow, and only a handful of these large growth companies propelled the performance of the stock market.

  After struggling mightily since the Asian economic crisis of 1997, technology stocks saw the tides turn in their favor particularly in December and January. Low valuations, an improving supply/demand environment and the explosive growth of the Internet propelled an enthusiastic rally in many untested ".com" stocks.

  1999 brought a change in market direction. The narrow, large-cap growth market began to broaden out to the benefit of more cyclical issues, and more small- and mid-cap stocks. Cyclical stocks typically thrive during times of accelerating economic growth, and many investors believed that the economy was indeed positioned to grow more rapidly. Oil, chemical, and industrial stocks benefited from the change of market direction, while growth-oriented health care and consumer nondurable stocks faltered. Concerns about trendy, high-priced technology stocks came home to roost, and many Internet stocks dropped precipitously.

  European market performance was broadly mixed. While select markets did move higher throughout the period, a weak debut of the euro -- the single currency launched on January 1 -- dampened performance. We believe the early expectations on monetary union were simply too high and, in July, we did see the currency coming back a bit. Uncertain political leadership and disappointing prospects for economic growth were

PERFORMANCE UPDATE


also factors affecting European market performance.

  A definite standout was Japan, which showed signs of renewed vigor and increased productivity. Year-to-date, the Japanese market is up 32.3 percent.* At the macro-economic level, the banking system has been stabilized with an injection of public monies and interest rates held near zero. The recent release of stronger economic data added to expectations that the economy's long decline may finally be over. At the same time, numerous restructuring initiatives at major Japanese corporations suggest a greater focus on profitability and shareholder interest than has been the case in the past. All of this has fueled the growth of investor confidence.

* MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX. THIS IS A GENERALLY ACCEPTED BENCHMARK FOR JAPAN STOCK MARKET PERFORMANCE. THE INDEX CANNOT BE INVESTED IN DIRECTLY.

Q      THE FUND WAS UP 1.12 PERCENT (UNADJUSTED FOR ANY SALES CHARGE) FOR THE
YEAR, COMPARED TO A RETURN OF 10.02 PERCENT FOR THE ALL-EQUITY MSCI EAFE INDEX**. WHILE THIS IS NOT A COMPLETELY APPROPRIATE BENCHMARK BECAUSE THE FUND HAS A BOND COMPONENT WHILE THE INDEX DOES NOT, THE GAP IS VERY PRONOUNCED. WHAT HAPPENED?

A      Prior to June when the management approach to the fund was changed, performance suffered from being too cautious in moving into Japan. The recovery there happened quickly and we were positioned somewhat conservatively, trying to protect money instead of placing it into certain markets and sectors that had performed so terribly up to that point. Instead, the fund was heavily weighted in growth stocks in Europe that were largely out of favor during the cyclical rally. In June, we brought up the Japanese exposure to be more closely aligned with the index and added more raw material and industrial exposure to capitalize on the cyclical stock strength. In general, our current focus on more economically sensitive names in Europe and Japan seems to be in line with the flavor of international equity markets today.

  Also keep in mind that the portfolio typically invests only a portion of assets in stocks, and the remainder in zero-coupon U.S. Treasury bonds, as noted in the question. The bonds anchor the fund's guaranteed return of principal. (Remember, the guaranteed return of original principal applies only to shareholders who hold their investment to the maturity date, and who reinvest all dividends. Please see the prospectus for more details.) But, they also limit the fund's ability to participate fully in the equity market. Following the Russian debt default in August of 1998, the zero-coupon bonds did provide a degree of stability during the turmoil that rocked the equity markets. But when global markets rebounded early in the new year, the zero-coupon exposure prevented the fund's full participation in the strong equity markets.

** THE MSCI EAFE INDEX IS A GENERALLY ACCEPTED BENCHMARK OF STOCK MARKET
   PERFORMANCE IN EUROPE, AUSTRALIA AND THE FAR EAST. THIS INDEX CANNOT BE INVESTED IN DIRECTLY.

Q      YOU MENTIONED THE ZERO-COUPON BONDS. COULD YOU EXPLAIN WHAT THEY ARE AND
HOW THEY REACT TO MARKET SHIFTS?

A      Zero-coupon U.S. Treasury bonds are sold at considerable discount to their face value. "Zero-coupon" means that the bondholder receives no periodic interest payments. When the bonds mature, the bondholder receives the face value of the bond. Because the U.S. government backs the bonds, the payment is guaranteed.

  Prior to maturity, the principal value of a zero-coupon bond is subject to volatility, especially when interest rates are shifting. Generally, zero-coupon bonds have higher prices when interest rates are low.

Q      CAN YOU EXPAND ON THE CHANGES YOU AND YOUR TEAM HAVE MADE SINCE TAKING
OVER MANAGEMENT OF THE PORTFOLIO?

A      As mentioned, the most dramatic move we've made has been gradually adding more Japanese exposure to the portfolio. In Japan, the long awaited economic recovery appears to be a reality. The surprisingly strong first quarter gross domestic product (GDP) number lent credence to the financial markets' forecast of economic recovery. While there are many examples of change underway, the restructuring path is a long journey. We continue to make our investment decisions in this country based on our bottom-up, independent company research. This allows us to identify opportunities that are not simply dependent on an unsure economic and political outlook, such as Toshiba and Daiwa Securities, 1.2 percent and 1.3 percent of the portfolio's common stock respectively, as of July 31, 1999.

  For several years, the fund has been outweighted in Europe. Currently, much of Europe's export competitiveness is being achieved through a weak currency. This is making European exports easier to sell and is precisely the practice that the architects of the EMU so loudly decried in the past. Eventually, of course, Europe's competitiveness must come from the real economy.

PERFORMANCE UPDATE

It must be the result of increased efficiencies on the factory floor, in the labor market, and in the boardroom. With our investments, we have been identifying those companies we believe are at the forefront of these restructuring efforts and investing in them prudently. An example includes Siemens [Germany], 1.3 percent of the portfolio's total common stock, as of July 31, 1999.

  Kemper Worldwide 2004 Fund is now repositioned to better capitalize on the continued strength of cyclical names, with leanings toward oil and steel, raw materials and consumer stocks. In essence, the fund has moved away from the "tried-and-true" to more economically sensitive names in Europe and Japan.

  Our goal is to provide shareholders strong, risk-adjusted returns. We remain particularly focused on Europe and Japan, concentrating on opportunities created by the economic renewal in those markets.

Q      WHAT DO YOU ANTICIPATE YOUR APPROACH TO EUROPE WILL BE IN MONTHS AHEAD?

A      European economies across the board have suffered recently, some worse than others. But there are some compelling reasons to be hopeful. The weaker currency has given European companies a pricing advantage against their American competitors. If you look at the trade account deficit in the United States, you can see that it is having an effect.

  We're not abandoning European stocks, we're simply moving from a very overweight position to a more neutral one. We are focusing on sectors that can perform well in any economic environment and have increased our exposure to companies that are more sensitive to shifts in the economy. While we still see long-term opportunity in Europe, there are other areas of the world where we expect performance to be stronger in the short-term, and we want to employ our money where we see the most potential.

Q      DO YOU STILL CONSIDER THIS AN OPPORTUNISTIC TIME TO BE INVESTED IN
INTERNATIONAL FUNDS?

A      The global environment continues to be dynamic and exciting for those investors who are willing to sustain some inherent risk. Many European companies continue to be undervalued. Japan's stock market presages an economic recovery, and Japan may continue to become more and more attractive to investors with the right blend of healthy government policies and corporate restructuring.

  The same restructuring, consolidation, cost-cutting efforts and deregulation that helped boost the U.S. stock market so powerfully in the 1980s and 1990s is now spreading throughout the globe. And while the past cannot predict the future, we are optimistic that international markets will continue to be propelled by the prospect of further recovery in Asia, better prospects for economic growth, greater corporate focus on profitability through restructuring, and the discipline of increased corporate activity.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

 FOR PERIODS ENDED JULY 31, 1999
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                   1        5       LIFE
                                                  YEAR     YEAR    OF FUND
------------------------------------------------------------------------------------------------
    KEMPER WORLDWIDE 2004 FUND                   -3.94%   8.29%      8.40%
                                                                         (since
                                                                         5/3/94)
------------------------------------------------------------------------------------------------

[LINE GRAPH]
KEMPER WORLDWIDE 2004 FUND

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Worldwide 2004 Fund shares from 5/31/94 to 7/31/99

--------------------------------------------------------------------------------


                                                    KEMPER WORLDWIDE             LEHMAN BROTHERS
                                                          20041                    GOVT/CORP'                  MSCI EAFE"
                                                    ----------------             ---------------               ----------
5/31/94                                                   10000                       10000                       10000
                                                           9457                       10063                       10063
12/31/95                                                  11508                       11999                       11226
                                                          12197                       12347                       11940
12/31/97                                                  13631                       13552                       12186
                                                          15208                       14838                       14663
7/31/99                                                   15091                       14460                       15723



PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL ASSET VALUES FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE. WHILE TOTAL RETURN MEASURES AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.0%. WHEN COMPARING KEMPER WORLDWIDE 2004 FUND TO THE EAFE INDEX++ AND THE LEHMAN BROTHERS GOV'T/CORP. BOND INDEX+ YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDICES.

(+) THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS CDA WIESENBERGER.

(++) THE EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA,
     FAR EAST INDEX) IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS. SOURCE IS CDA WIESENBERGER.

COUNTRY CONCENTRATIONS

THE FUND'S COMMON STOCK GEOGRAPHIC DISTRIBUTION*
Common stocks comprise 37.3 percent of the fund's total investments on July 31, 1999
[BAR GRAPH]



JAPAN                                                                            30.5%
UNITED KINGDOM                                                                   21.0%
FRANCE                                                                           14.7%
GERMANY                                                                          10.7%
NETHERLANDS                                                                       6.3%
ITALY                                                                             5.7%
HONG KONG                                                                         2.8%
AUSTRALIA                                                                         2.1%
SWITZERLAND                                                                       2.1%
FINLAND                                                                           1.7%
SPAIN                                                                             1.0%
CANADA                                                                            0.9%
SINGAPORE                                                                         0.5%

* PLEASE SEE PAGES 11 THROUGH 16 FOR A DETAILED LISTING.

LARGEST HOLDINGS

YOUR FUND'S 20 LARGEST STOCK HOLDINGS*
Representing 34.2 percent of the fund's total common stock on July 31, 1999

--------------------------------------------------------------------------------------
               HOLDINGS                              PERCENT OF COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.             NTT MOBILE COMMUNICATIONS                           3.6%
               (JAPAN)
--------------------------------------------------------------------------------------
2.             ELF AQUITAINE                                       3.0%
               (FRANCE)
--------------------------------------------------------------------------------------
3.             RIO TINTO                                           2.1%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
4.             ROYAL & SUN ALLIANCE INSURANCE                      2.0%
               GROUP
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
5.             SONY                                                1.8%
               (JAPAN)
--------------------------------------------------------------------------------------
6.             NOKIA                                               1.7%
               (FINLAND)
--------------------------------------------------------------------------------------
7.             REUTERS GROUP                                       1.7%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
8.             FUJITSU                                             1.7%
               (JAPAN)
--------------------------------------------------------------------------------------
9.             VODAFONE GROUP                                      1.6%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
10.            MANNESMANN                                          1.5%
               (GERMANY)
--------------------------------------------------------------------------------------
11.            SHELL TRANSPORT & TRADING                           1.5%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
12.            ORANGE                                              1.4%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
13.            TOKYO ELECTRON                                      1.4%
               (JAPAN)
--------------------------------------------------------------------------------------
14.            RHONE-POULENC                                       1.4%
               (FRANCE)
--------------------------------------------------------------------------------------
15.            NIPPON TELEGRAPH & TELEPHONE                        1.3%
               (JAPAN)
--------------------------------------------------------------------------------------
16.            DAIWA SECURITIES                                    1.3%
               (JAPAN)
--------------------------------------------------------------------------------------
17.            SIEMENS                                             1.3%
               (GERMANY)
--------------------------------------------------------------------------------------
18.            BP AMOCO                                            1.3%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------
19.            EUROTUNNEL                                          1.3%
               (FRANCE)
--------------------------------------------------------------------------------------
20.            REED INTERNATIONAL                                  1.3%
               (UNITED KINGDOM)
--------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND
Portfolio of Investments at July 31, 1999
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT                        U.S. Treasury, zero coupon, 2004
OBLIGATIONS--62.7%                     (Cost: $16,276)                                     $24,100        $17,532
                                       ------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES    VALUE


EUROPE
---------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--7.8%                   BOC Group, PLC
                                       (PRODUCER OF INDUSTRIAL GASES)                        4,130             85
                                       BP Amoco, PLC
                                       (OIL COMPANY)                                         6,990            137
                                       Carlton Communications, PLC
                                       (TELEVISION POST PRODUCTION PRODUCTS AND
                                       SERVICES)                                             7,987             65
                                       General Electric Co., PLC
                                       (MANUFACTURER OF POWER, COMMUNICATIONS AND
                                       DEFENSE EQUIPMENT)                                   10,340            104
                                       Glaxo Wellcome, PLC
                                       (PHARMACEUTICAL COMPANY)                              2,833             73
                                       J. Sainsbury, PLC
                                       (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                       SUPERMARKETS)                                        11,840             72
                                       Marks & Spencer, PLC
                                       (RETAILER OF CONSUMER GOODS AND FOODS)               19,400            120
                                   (a) Orange, PLC
                                       (OPERATOR OF DIGITAL MOBILE TELEPHONE NETWORK)        9,200            146
                                       Prudential Corporation, PLC
                                       (PROVIDER OF BROAD RANGE OF FINANCIAL
                                       SERVICES)                                             7,620            113
                                       Reed International, PLC
                                       (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                       BUSINESS TO BUSINESS MATERIALS)                      17,500            134
                                       Rentokil Initial, PLC
                                       (ENVIRONMENTAL SERVICES COMPANY)                     25,520             99
                                       Reuters Group, PLC
                                       (INTERNATIONAL NEWS AGENCY)                          12,660            180
                                       Rio Tinto, PLC
                                       (MINING COMPANY)                                     11,300            215
                                       Royal & Sun Alliance Insurance Group, PLC
                                       (INSURANCE COMPANY)                                  24,871            205
                                   (a) Select Appointments Holdings, PLC
                                       (RECRUITMENT SERVICES COMPANY)                        3,880             50
                                       Shell Transport & Trading, PLC
                                       (PETROLEUM COMPANY)                                  18,800            153
                                       SmithKline Beecham, PLC
                                       (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                       PRODUCTS)                                             5,820             72
                                       Vodafone Group, PLC
                                       (TELECOMMUNICATION SERVICES)                          8,041            171
                                       ------------------------------------------------------------------------------
                                                                                                            2,194
---------------------------------------------------------------------------------------------------------------------

FRANCE--5.5%                           AXA SA
                                       (INSURANCE GROUP PROVIDING INSURANCE, FINANCE
                                       AND REAL ESTATE SERVICES)                               565             66
                                       Accor SA
                                       (PROVIDER OF CATERING, HOTEL AND TRAVEL
                                       SERVICES)                                               356             85
                                       Carrefour SA
                                       (HYPERMARKET OPERATOR AND FOOD RETAILER)                520             72
                                       Christian Dior
                                       (LEADING FASHION HOUSE)                                 584             87

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



                                   (a) Club Mediterranee SA
                                       (Operator of vacation resorts)                          200        $    20
                                       Elf Aquitaine SA
                                       (PETROLEUM COMPANY)                                   1,850            317
                                       Etablissements Economiques du Casino Guichard-
                                       Perrachon SA
                                       (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                       STORES)                                               1,200             65
                                   (a) Eurotunnel SA (Bearer)
                                       (CHANNEL TUNNEL CONSORTIUM)                          87,700            136
                                       LVMH (Louis Vuitton Moet Hennessy)
                                       (PRODUCER OF WINES, SPIRITS AND LUXURY
                                       PRODUCTS)                                               190             54
                                       Lafarge SA
                                       (PRODUCER OF CEMENT, CONCRETE AND AGGREGATES)           774             84
                                       Pinault-Printemps-Redoute SA
                                       (OPERATOR OF DEPARTMENT STORES)                         469             78
                                       Renault SA
                                       (MANUFACTURER OF AUTOMOBILES, BUSES,
                                       INDUSTRIAL AND AGRICULTURAL VEHICLES)                 1,180             63
                                       Rhone-Poulenc SA "A"
                                       (PHARMACEUTICAL COMPANY)                              2,900            142
                                       Societe BIC SA
                                       (MANUFACTURER OF OFFICE SUPPLIES)                     2,026            110
                                       Suez Lyonnaise des Eaux
                                       (WATER AND ELECTRIC UTILITY)                            599            106
                                       Union des Assurances Federales
                                       (INSURANCE GROUP)                                       457             53
                                       ------------------------------------------------------------------------------
                                                                                                            1,538
---------------------------------------------------------------------------------------------------------------------

GERMANY--4.0%                          BASF AG
                                       (INTERNATIONAL CHEMICAL PRODUCER)                     2,750            125
                                       Commerzbank AG
                                       (BANK)                                                1,600             53
                                       Dresdner Bank AG
                                       (BANK)                                                1,800             77
                                       Hoechst AG
                                       (CHEMICAL PRODUCER)                                   2,840            120
                                       HypoVereinsbank AG
                                       (BANK)                                                2,250            128
                                       Karstadt AG
                                       (OPERATOR OF DEPARTMENT STORE CHAIN)                    145             69
                                       Mannesmann AG
                                       (DIVERSIFIED CONSTRUCTION AND TECHNOLOGY
                                       COMPANY)                                              1,060            161
                                       Metro AG
                                       (OPERATOR OF BUILDING, CLOTHING, DEPARTMENT,
                                       ELECTRONIC AND FOOD STORES)                             415             23
                                       SAP AG (pfd.)
                                       (COMPUTER SOFTWARE MANUFACTURER)                        260             98
                                       Siemens AG
                                       (ELECTRICAL ENGINEERING AND ELECTRONICS
                                       COMPANY)                                              1,660            137
                                       VEBA AG
                                       (ELECTRIC UTILITY, DISTRIBUTOR OF OIL AND
                                       CHEMICALS)                                            2,070            127
                                       ------------------------------------------------------------------------------
                                                                                                            1,118
---------------------------------------------------------------------------------------------------------------------

NETHERLANDS--2.3%                      Akzo Nobel NV
                                       (PRODUCER AND MARKETER OF HEALTHCARE PRODUCTS,
                                       COATINGS, CHEMICALS AND FIBERS)                       1,650             71
                                       DSM NV
                                       (PLASTICS PRODUCER)                                     350             44
                                   (a) Equant NV
                                       (PROVIDER OF INTERNATIONAL DATA NETWORK
                                       SERVICES)                                             1,020             90

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)

                                       Gucci Group
                                       (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                       accessories and apparel)                              1,500        $   110
                                       Heineken Holding NV "A"
                                       (PRODUCER AND DISTRIBUTOR OF BEERS, SPIRITS,
                                       WINES, SOFT DRINKS)                                   1,330             54
                                       ING Groep NV
                                       (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)        1,167             60
                                       Koninklijke Ahold NV
                                       (INTERNATIONAL FOOD RETAILER)                         1,693             59
                                       STMicroelectronics
                                       (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                       CIRCUITS)                                             1,080             77
                                       (a)United Pan-Europe Communications NV
                                       (PROVIDER OF TELEVISION AND TELECOMMUNICATION
                                       SERVICES)                                               670             44
                                       VNU NV
                                       (INTERNATIONAL PUBLISHING COMPANY)                    1,320             48
                                       ------------------------------------------------------------------------------
                                                                                                              657
---------------------------------------------------------------------------------------------------------------------

ITALY--2.1%                            Arnoldo Mondadori Editore SpA
                                       (BOOK PUBLISHER)                                      2,200             38
                                       Assicurazioni Generali
                                       (LIFE AND PROPERTY INSURANCE COMPANY)                 1,550             50
                                       (a)Banca Nazionale del Lavoro
                                       (BANK)                                               24,900             72
                                       Class Editori SpA
                                       (PUBLISHING HOUSE)                                    2,600             22
                                       (a)Finmeccanica SpA
                                       (DESIGNER AND DEVELOPER OF COMMERCIAL AND
                                       MILITARY AIRCRAFT, SPACE SYSTEMS AND AIR
                                       DEFENSE SYSTEMS)                                     65,700             56
                                       Gruppo Editoriale L'Espresso
                                       (PUBLISHER)                                           2,000             36
                                       Mediaset SpA
                                       (BROADCASTING AND TELEVISION NETWORKS)                6,200             56
                                       Seat Pagine Gialle SpA
                                       (PUBLISHER OF TELECOMMUNICATION DIRECTORIES
                                       AND PROVIDER OF ADVERTISING SERVICES)                72,600            102
                                       (a)Tecnost SpA
                                       (DEVELOPER OF INFORMATION SYSTEMS)                   21,400             53
                                       Telecom Italia SpA
                                       (PROVIDER OF TELECOMMUNICATIONS, ELECTRONICS
                                       AND NETWORK CONSTRUCTION)                            11,100            110
                                       ------------------------------------------------------------------------------
                                                                                                              595
---------------------------------------------------------------------------------------------------------------------

SWITZERLAND--.8%                       Clariant AG
                                       (MANUFACTURER OF DYE CHEMICALS)                          72             35
                                       Nestle SA
                                       (FOOD MANUFACTURER)                                      57            112
                                       Novartis AG
                                       (PHARMACEUTICAL COMPANY)                                 48             69
                                       ------------------------------------------------------------------------------
                                                                                                              216
---------------------------------------------------------------------------------------------------------------------

FINLAND--.7%                           Nokia OYJ
                                       (MANUFACTURER OF TELECOMMUNICATION NETWORKS
                                       AND EQUIPMENT)                                        2,100            182
                                       ------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)



SPAIN--.4%                         (a) Telefonica SA
                                       (TELECOMMUNICATION SERVICES)                          6,231        $   100
                                       ------------------------------------------------------------------------------
                                       TOTAL EUROPEAN COUNTRIES--23.6%                                      6,600
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
---------------------------------------------------------------------------------------------------------------------

JAPAN--11.4%                           Advantest Corp.
                                       (PRODUCER OF MEASURING INSTRUMENTS AND
                                       SEMICONDUCTOR TESTING DEVICES)                          500             64
                                       Asahi Glass Co., Ltd.
                                       (MANUFACTURER OF GLASS PRODUCTS)                      8,000             49
                                       Benesse Corp.
                                       (PROVIDER OF EDUCATIONAL SERVICES)                      500             63
                                       Canon, Inc.
                                       (LEADING PRODUCER OF VISUAL IMAGE AND
                                       INFORMATION EQUIPMENT)                                2,000             63
                                       Daiwa Securities Co., Ltd.
                                       (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                       SERVICES)                                            16,000            139
                                       Fanuc, Ltd.
                                       (MANUFACTURER OF NUMERICALLY CONTROLLED
                                       EQUIPMENT FOR MACHINE TOOLS)                            500             30
                                       Fuji Bank, Ltd.
                                       (COMMERCIAL BANK)                                    11,000             85
                                       Fujisawa Pharmaceutical Co.
                                       (MANUFACTURER OF ANTIBIOTICS)                         7,000            132
                                       Fujitsu, Ltd.
                                       (MANUFACTURER OF COMPUTERS)                           6,000            180
                                       Hitachi, Ltd.
                                       (GENERAL ELECTRONICS MANUFACTURER)                   11,000            111
                                       Komatsu, Ltd.
                                       (MANUFACTURER OF CONSTRUCTION MACHINERY)              5,000             31
                                       Matsushita Electric Industrial Co., Ltd.
                                       (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)        5,000            119
                                       Murata Manufacturing Co., Ltd.
                                       (LEADING MANUFACTURER OF CERAMIC APPLIED
                                       ELECTRONIC COMPUTERS)                                 1,000             74
                                       NEC Corp.
                                       (MANUFACTURER OF TELECOMMUNICATION AND
                                       COMPUTER EQUIPMENT)                                   8,000            126
                                       NSK, Ltd.
                                       (LEADING MANUFACTURER OF BEARINGS AND MOTOR
                                       VEHICLE MACHINE PARTS)                                9,000             55
                                       NTT Mobile Communications Network, Inc.
                                       (PROVIDER OF VARIOUS TELECOMMUNICATION
                                       SERVICES AND EQUIPMENT)                                   3             47
                                   (a) NTT Mobile Communications Network, Inc.
                                       (PROVIDER OF VARIOUS TELECOMMUNICATION
                                       SERVICES AND EQUIPMENT)                                  24            371
                                       Nikko Securities Co., Ltd.
                                       (SECURITIES BROKER AND DEALER)                       12,000             96
                                       Nippon Telegraph & Telephone Corp.
                                       (TELECOMMUNICATION SERVICES)                             11            140
                                       Nissan Motor Co., Ltd.
                                       (MANUFACTURER OF MOTOR VEHICLES)                     11,000             66
                                       Nomura Securities Co., Ltd.
                                       (FINANCIAL ADVISOR, SECURITIES BROKER AND
                                       UNDERWRITER)                                          6,000             84
                                       SMC Corp.
                                       (MANUFACTURER OF DIRECTIONAL CONTROL DEVICES)           200             25

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)


                                       Sakura Bank, Ltd.
                                       (Bank)                                               20,000        $    83
                                       Sanwa Bank, Ltd.
                                       (BANK)                                                7,000             77
                                       Shin-Etsu Chemical Co., Ltd.
                                       (PRODUCER AND DISTRIBUTOR OF SYNTHETIC RESINS
                                       AND CHEMICALS)                                        2,000             73
                                       Sony Corp.
                                       (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)        1,500            191
                                       Sumitomo Trust & Banking Co., Ltd.
                                       (COMMERCIAL BANK)                                    16,000            101
                                       TDK Corp.
                                       (MANUFACTURER OF MAGNETIC TAPES AND FLOPPY
                                       DISCS)                                                  900             90
                                       THK Co., Ltd.
                                       (MANUFACTURER OF LINEAR MOTION SYSTEMS FOR
                                       INDUSTRIAL MACHINERY)                                   800             23
                                       Teijin, Ltd.
                                       (MANUFACTURER OF POLYESTER PRODUCTS)                 10,000             40
                                       Tokyo Electron, Ltd.
                                       (LEADING SEMICONDUCTOR PRODUCTION EQUIPMENT
                                       MANUFACTURER)                                         2,000            143
                                       Toshiba Corp.
                                       (MANUFACTURER OF ELECTRIC MACHINERY)                 15,000            121
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                       (PHARMACEUTICAL COMPANY)                              2,000             93
                                       ------------------------------------------------------------------------------
                                                                                                            3,185
---------------------------------------------------------------------------------------------------------------------

HONG KONG--1.0%                        Cheung Kong Holdings, Ltd.
                                       (REAL ESTATE COMPANY)                                10,000             87
                                       Citic Pacific, Ltd.
                                       (DIVERSIFIED HOLDING COMPANY)                        27,000             76
                                       New World Development Co., Ltd.
                                       (PROPERTY INVESTMENT AND DEVELOPMENT)                22,000             58
                                       Sun Hung Kai Properties, Ltd.
                                       (REAL ESTATE DEVELOPER AND FINANCE COMPANY)           8,000             69
                                       ------------------------------------------------------------------------------
                                                                                                              290
---------------------------------------------------------------------------------------------------------------------

SINGAPORE--.2%                         Development Bank of Singapore
                                       (BANKING AND FINANCIAL SERVICES)                      2,000             26
                                       Oversea-Chinese Banking Corp., Ltd.
                                       (COMMERCIAL BANK)                                     3,000             25
                                       ------------------------------------------------------------------------------
                                                                                                               51
                                       ------------------------------------------------------------------------------
                                       TOTAL PACIFIC REGION--12.6%                                          3,526
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
---------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.8%                         Broken Hill Proprietary Co., Ltd.
                                       (PETROLEUM AND MINERAL EXPLORATION AND STEEL
                                       PRODUCTION)                                           9,000             99
                                       WMC, Ltd.
                                       (MINERAL EXPLORATION AND PRODUCTION)                 18,600             81
                                       Woodside Petroleum, Ltd.
                                       (MAJOR OIL AND GAS PRODUCER)                          6,300             45
                                       ------------------------------------------------------------------------------
                                                                                                              225

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


CANADA--.3%                            Canadian National Railway Co.
                                       (RAILROAD OPERATOR)                                   1,400        $    94
                                       ------------------------------------------------------------------------------
                                       TOTAL COMMONWEALTH COUNTRIES--1.1%                                     319
                                       ------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS--37.3%
                                       (Cost: $9,331)                                                      10,445
                                       ------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost: $25,607)                                                    $27,977
                                       ------------------------------------------------------------------------------

At July 31, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                         VALUE      %
      --------------------------------------------------------------------------------------
      Financial                                                         $ 1,884     6.7
      --------------------------------------------------------------------------------------
      Communications                                                      1,310     4.7
      --------------------------------------------------------------------------------------
      Manufacturing                                                       1,754     6.3
      --------------------------------------------------------------------------------------
      Technology                                                          1,115     4.0
      --------------------------------------------------------------------------------------
      Service Industries                                                    760     2.7
      --------------------------------------------------------------------------------------
      Consumer Staples                                                      765     2.7
      --------------------------------------------------------------------------------------
      Energy                                                                652     2.3
      --------------------------------------------------------------------------------------
      Health                                                                440     1.6
      --------------------------------------------------------------------------------------
      Consumer Discretionary                                                421     1.5
      --------------------------------------------------------------------------------------
      Metals and Minerals                                                   395     1.4
      --------------------------------------------------------------------------------------
      Utilities                                                             233     0.8
      --------------------------------------------------------------------------------------
      Construction                                                          220     0.8
      --------------------------------------------------------------------------------------
      Media                                                                 217     0.8
      --------------------------------------------------------------------------------------
      Durables                                                              185     0.7
      --------------------------------------------------------------------------------------
      Transportation                                                         94     0.3
      --------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS                                                10,445    37.3
      --------------------------------------------------------------------------------------
      TOTAL U.S. GOVERNMENT OBLIGATIONS                                  17,532    62.7
      --------------------------------------------------------------------------------------
      TOTAL INVESTMENT PORTFOLIO                                        $27,977     100
      --------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $25,626,000 for federal income tax purposes at July 31, 1999, the gross unrealized appreciation was $2,764,000, the gross unrealized depreciation was $413,000 and the net unrealized appreciation on investments was $2,351,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TARGET EQUITY FUND--
KEMPER WORLDWIDE 2004 FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund--Kemper Worldwide 2004 Fund as of July 31, 1999 and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund--Kemper Worldwide 2004 Fund at July 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          September 16, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999
(IN THOUSANDS)

---------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------
Investments, at value
(Cost: $25,607)                                               $27,977
---------------------------------------------------------------------
Foreign taxes recoverable                                          12
---------------------------------------------------------------------
Receivable for:
  Investments sold                                                  9
---------------------------------------------------------------------
  Dividends                                                        11
---------------------------------------------------------------------
    TOTAL ASSETS                                               28,009
---------------------------------------------------------------------

---------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------

Cash overdraft                                                     83
---------------------------------------------------------------------
Payable for:
  Investments purchased                                            69
---------------------------------------------------------------------
  Fund shares redeemed                                              2
---------------------------------------------------------------------
  Management fee                                                   14
---------------------------------------------------------------------
  Administrative services fees                                      6
---------------------------------------------------------------------
  Custodian and transfer agent and related expenses                 4
---------------------------------------------------------------------
  Trustees' fees and other                                         21
---------------------------------------------------------------------
    Total liabilities                                             199
---------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                   $27,810
---------------------------------------------------------------------

---------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------

Net assets consist of:
---------------------------------------------------------------------
Undistributed net investment income                           $   554
---------------------------------------------------------------------
Net unrealized appreciation on
  Investments                                                   2,370
---------------------------------------------------------------------
Undistributed net realized gain on investments                  1,581
---------------------------------------------------------------------
Paid-in capital                                                23,305
---------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                   $27,810
---------------------------------------------------------------------

---------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------

SHARES OUTSTANDING                                              2,694
---------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                              $10.32
---------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Interest income                                               $ 1,251
-----------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $14)                    138
-----------------------------------------------------------------------
    Total investment income                                       1,389
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    182
-----------------------------------------------------------------------
  Administrative services fee                                        75
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             73
-----------------------------------------------------------------------
  Reports to shareholders                                            45
-----------------------------------------------------------------------
  Audit                                                               7
-----------------------------------------------------------------------
  Legal                                                               1
-----------------------------------------------------------------------
  Trustees fees                                                       6
-----------------------------------------------------------------------
  Other                                                               6
-----------------------------------------------------------------------
    Total expenses                                                  395
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                               994
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

Net realized gain (loss) from:
-----------------------------------------------------------------------
  Investments                                                     2,033
-----------------------------------------------------------------------
  Foreign currency related transactions                             (25)
-----------------------------------------------------------------------
    Net realized gain                                             2,008
-----------------------------------------------------------------------
Change in net unrealized appreciation on investments             (2,703)
-----------------------------------------------------------------------
Net loss on investments                                            (695)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   299
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                YEAR ENDED            YEAR ENDED
                                                                 JULY 31,              JULY 31,
                                                                   1999                  1998
------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment income                                          $   994                 1,177
------------------------------------------------------------------------------------------------
  Net realized gain                                                2,008                 2,956
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (2,703)                 (593)
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 299                 3,540
------------------------------------------------------------------------------------------------
  Distribution from net investment income                         (1,120)               (1,402)
------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (3,091)               (1,517)
------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (4,211)               (2,919)
------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (1,348)               (3,276)
------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (5,260)               (2,655)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of year                                                 33,070                35,725
------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income
of $554 and $658, respectively)                                  $27,810                33,070
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


1    DESCRIPTION OF THE
     FUND Kemper Worldwide 2004 Fund (the "fund") is a diversified series of Kemper Target Equity Fund (the "trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objectives of the fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

                             Fund shares were sold to the public during a limited offering period which ended in 1996 and are redeemable on a continuous basis. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the fund's investment manager.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT ACCOUNTING
     POLICIES SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other trust expenses are allocated between the funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The fund incurred a management fee of $182,000 for the year ended July
                             31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the fund pays KDI a fee at an

NOTES TO FINANCIAL STATEMENTS

                             annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. For the year ended July 31, 1999, the fund paid administrative services fees of $75,000, all of which KDI remitted to financial services firms.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the fund. For the year ended July 31, 1999, KSvC received shareholder services fees of $39,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. For the year ended July 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $6,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended July 31, 1999 investment
                             transactions (excluding short-term instruments) are as follows (in thousands):


                             Purchases                                   $23,392

                             Proceeds from sales                          26,758

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                           YEAR ENDED JULY 31,
                                                                                         1999               1998
                                                                                   ----------------   ----------------
                                                                                   SHARES   AMOUNT    SHARES   AMOUNT
                                       -------------------------------------------------------------------------------
                                       Shares issued in reinvestment of dividends     408   $4,216      266    $ 2,828
                                       -------------------------------------------------------------------------------
                                       Shares redeemed                               (523)  (5,564)    (537)    (6,104)
                                       -------------------------------------------------------------------------------
                                       Net decrease from capital share
                                         transactions                                       $(1,348)           $(3,276)
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED JULY 31,     MONTH ENDED     YEAR ENDED JUNE 30,
                                           -----------------------    JULY 31,     ------------------------
                                              1999         1998         1997        1997     1996     1995
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 11.77        11.60        11.13       10.60     9.96     9.02
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .35          .42          .03         .42      .36      .27
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.22)         .77          .44         .71      .63      .79
-----------------------------------------------------------------------------------------------------------
Total from investment operations                .13         1.19          .47        1.13      .99     1.06
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .42          .49           --         .44      .35      .12
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.16          .53           --         .16       --       --
-----------------------------------------------------------------------------------------------------------
Total dividends                                1.58         1.02           --         .60      .35      .12
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 10.32        11.77        11.60       11.13    10.60     9.96
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  1.12%       11.17         4.22       11.08    10.05    11.91
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                       1.30%        1.19         1.19        1.19     1.32     1.29
-----------------------------------------------------------------------------------------------------------
Net investment income                          3.28%        3.49         3.20        3.63     3.60     3.77
-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)  $27,810       33,070       35,725      34,766   37,818   30,699
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             62%          27           30          25       50       75
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the year ended July 31, 1999 was determined based on average shares outstanding.

 TAX INFORMATION

The fund paid distributions of $1.07 per share from net long-term capital gains during its year ended July 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $1,746,000 as capital gain dividends for its year ended July 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY         CORNELIA SMALL
Trustee                           President              Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA      LINDA J. WONDRACK
Trustee                           Vice President and     Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                     MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE         Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                      CAROLINE PEARSON
Trustee                           TRACY MCCORMICK        Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                       BRENDA LYONS
Trustee and Vice President        ANN M. MCCREARY        Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee

 ..............................................................................
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
 ..............................................................................
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
 ..............................................................................
TRANSFER AGENT                 INVESTORS FIDUCIARY TRUST COMPANY
                               801 Pennsylvania Avenue
                               Kansas City, MO 64105
 ..............................................................................
CUSTODIAN                      THE CHASE MANHATTAN BANK
                               Chase Metro Tech Center
                               Brooklyn, NY 11245
 ..............................................................................
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606
 ..............................................................................
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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